PRELIMINARY COPY

                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                               SCHEDULE 13E-3

                      RULE 13E-3 TRANSACTION STATEMENT
     (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934)


                            FINAL AMENDMENT NO. 5


                        ARMATRON INTERNATIONAL, INC.
                        ----------------------------
                            (Name of the Issuer)

                        ARMATRON INTERNATIONAL, INC.
                         ARMATRON MERGER CORPORATION
                             CHARLES J. HOUSMAN
                              EDWARD L. HOUSMAN
               THE FRANK MITCHELL HOUSMAN FAMILY TRUST OF 1980
                     THE SUSAN SOHN FAMILY TRUST OF 1995
                            HOUSMAN REALTY TRUST
                            --------------------
                    (Names of Person(s) Filing Statement)

                        COMMON STOCK, $1.00 PAR VALUE
                        -----------------------------
                       (Title of Class of Securities)

                                  042167106
                                  ---------
                    (CUSIP Number of Class of Securities)

      Charles J. Housman                         Anne L. Bruno, Esq.
      Chairman of the Board,                     Mintz, Levin, Cohn, Ferris,
      President and Chief Executive Officer      Glovsky and Popeo, P.C.
      Armatron International, Inc.               One Financial Center
      2 Main Street                              Boston, MA  02111
      Melrose, MA 02176                          (617) 542-6000
      (781) 321-2300

               (Name, Address and Telephone Number of Persons
              Authorized to Receive Notices and Communications
                  on Behalf of Person(s) Filing Statement)

This statement is filed in connection with (check the appropriate box):


[x]   a.    The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

[ ]   b.    The filing of a registration statement under the Securities Act of 1933.
[ ]   c.    A tender offer.
[ ]   d.    None of the above.
[ ] Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]

                          CALCULATION OF FILING FEE

      Transaction Valuation*                     Amount of Filing Fee

            $664,132.23                                $132.83

* The amount of the Transaction Valuation calculated in accordance with Rule 0-11(b) under the Securities Exchange Act of 1934, as amended.

[ ] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                INTRODUCTION


      This Rule 13e-3 Transaction Statement as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4 and Amendment No. 5 (which is the final amendment) thereto (the "Statement") relates to the Agreement and Plan of Merger dated as of May 7, 1999 (the "Merger Agreement") and amended September 15, 1999, between Armatron International, Inc., a Massachusetts corporation ("Armatron" or the "Company"), and Armatron Merger Corporation, a Massachusetts corporation ("MergerCo"). A copy of the Merger Agreement is attached as Appendix A to the Proxy Statement dated September 30, 1999 (the "Proxy Statement") and is attached hereto as Exhibit (c)(1). The Merger Agreement and the Merger (defined herein) were formally approved by the stockholders of the Company at a Special Meeting of the stockholders held on October 27, 1999. The Merger was consummated on November 2, 1999.

      The Merger Agreement provided, among other things, for the merger of MergerCo into the Company (the "Merger") with the Company continuing as the surviving corporation (the "Surviving Corporation"). In the Merger: (i) each outstanding share of common stock, par value $1.00 per share, of the Company (the "Common Stock") will be converted into the right to receive $.27 in cash (except that any shares held by MergerCo or held in the Company's treasury will be canceled and any stockholder who properly dissents from the Merger will be entitled to appraisal rights under Massachusetts law); (ii) each outstanding share of common stock, $.01 par value per share, (or fraction thereof) of MergerCo (the "MergerCo Common Stock") will be converted into one share of common stock, $.01 par value per share, (or fraction thereof) of the Surviving Corporation; and (iii) each outstanding share of Series A Preferred Stock, $100 par value per share, of the Company will be converted into one share of Series A Preferred Stock, $.01 par value per share, of the Surviving Corporation.

      Immediately prior to the Merger, Charles J. Housman, Chairman of the Board, President and Chief Executive Officer of the Company and Edward L. Housman, a director of the Company and President of Automatic Radio International Corp., a wholly owned subsidiary of the Company, together with all members of their families or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman, who are stockholders of the Company contributed 1,384,277 shares of Common Stock to MergerCo in exchange for 13,842.77 shares of MergerCo Common Stock. In the Merger, all such shares of MergerCo Common Stock were converted into common stock of the Surviving Corporation as described above.

      ALL STOCKHOLDERS OF THE COMPANY (OTHER THAN THE AFFILIATES AND HOUSMAN FAMILY MEMBERS IDENTIFIED IN THE PREVIOUS PARAGRAPH) RECEIVED $.27 IN CASH FOR EACH OUTSTANDING SHARE AND AFTER THE MERGER NO LONGER HAVE AN EQUITY INTEREST IN THE COMPANY.

      As a result of the Merger and these related transactions, immediately following the Merger, (x) Charles J. Housman and Edward L. Housman together with their family members or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman who contributed their shares of Common Stock to MergerCo own 100.0% of the outstanding common stock of the Surviving Corporation and (y) the Housman Realty Trust owns 100.0% of the outstanding Series A Preferred Stock of the Surviving Corporation.

      This final amendment to this Statement reports the consummation of the transactions contemplated by the Merger Agreement following approval thereof by the Stockholders of the Company at a special meeting of such Stockholders held on October 27, 1999 (the "Special Meeting").


      The following cross-reference sheet shows the location of certain information in the Proxy Statement relating to the Merger filed by the Company with the Securities and Exchange Commission. The information in the Proxy Statement, including all appendices thereto, is hereby expressly incorporated herein by reference and the responses to each item of this Statement are qualified in their entirety by the provisions of the Proxy Statement. The Proxy Statement will be completed and, if appropriate, amended prior to the time it is first sent or given to stockholders. This Statement will be amended to reflect such completion or amendment of the Proxy Statement.

                            Cross Reference Sheet
            (Pursuant to General Instruction F to Schedule 13E-3)

Schedule 13E-3
Item Number and Caption      Location in the Proxy Statement
-----------------------      -------------------------------

Item 1.   Issuer and Class of Security Subject to the Transaction.

      (a)                    Front page of Proxy Statement.

      (b) Front page of Proxy Statement, "Market Prices of Common Stock" and "The Special Meeting -- Record Date and Voting."

      (c) and (d)            "Market Prices of Common Stock."

      (e)                    Not applicable.

      (f) "Special Factors -- Background of the Merger," "-- Interests of Certain Persons in the Merger" and "Market Prices of Common Stock."

Item 2.   Identity and Background.

      (a) - (d) and (g)      Front page of Proxy Statement, "Available
                             Information," "Management of the Company and MergerCo," "Security Ownership of Certain
                             Beneficial Owners and Management -- Pre-Merger
                             Beneficial Ownership" and "MergerCo."

      (e) and (f)            Not applicable.

Item 3.   Past Contacts, Transactions or Negotiations.

      (a) "Special Factors -- Background of the Merger" and "-- Interests of Certain Persons in the Merger."

      (b)                    Not applicable.

Item 4.   Terms of the Transaction.

      (a) and (b)            "Special Factors -- Background of the Merger,"
                             "-- Interests of Certain Persons in the
                             Merger," "The Merger and the Merger Agreement" and "Merger Financings."

Item 5.      Plans or Proposals of the Issuer or Affiliate.

      (a) and (b)            Not applicable.

      (c)                    "Management of the Company and MergerCo."

      (d) "Unaudited Pro Forma Condensed Consolidated Financial Data," "Pro Forma Capitalization," "Book Value Per Share," "Security Ownership of Certain Beneficial Owners and Management -- Post Merger Beneficial Ownership" and "Merger Financings."

      (e)                    Not applicable.

      (f) and (g)            "Special Factors -- Certain Effects of the
                             Merger."

Item 6.   Source and Amount of Funds or Other Consideration.

      (a)                    "Merger Financings."

      (b)                    "Fees and Expenses."

      (c)                    Not applicable.

      (d)                    Not applicable.

Item 7.   Purpose(s), Alternatives, Reasons and Effects.

      (a) and (c)            "Summary -- Special Factors," "Special Factors
                             -- Background of the Merger," "--Recommendation of the Board; Reasons for the Merger; Findings of Fairness" and "-- Opinion of Financial
                             Adviser."

      (b) "Summary -- Special Factors" and "Special Factors -- Background of the Merger."

      (d) "Summary -- Special Factors," "Special Factors -- Background of the Merger," "-- Certain Effects of the Merger," "-- Recommendation of the Board; Reasons for Merger; Findings of Fairness," "-- Conduct of the Company's Business After the Merger," "-- Material Federal Income Tax Consequences," "-- Interests of Certain Persons in the Merger" and "Unaudited Pro Forma Condensed Consolidated Financial Data."

Item 8.   Fairness of the Transaction.

      (a), (b), (d) and (e)  "Special Factors -- Background of the Merger,"
                             "-- Recommendation of the Board; Reasons for the Merger; Findings of Fairness" and "-- Opinion of Financial Adviser."

      (c) "Special Factors -- Interests of Certain Persons in the Merger" and "The Special Meeting -- Vote Required; Revocability of Proxies."

      (f)                    Not applicable.

Item 9.   Reports, Opinions, Appraisals and Certain Negotiations.

      (a), (b) and (c)       "Special Factors -- Background of the Merger,"
                             "-- Opinion of Financial Adviser"  and
                             "Appendix B -- Opinion of Gordon Associates
                             Inc."

Item 10.      Interest in Securities of the Issuer.

      (a)                    "Security Ownership of Certain Beneficial
                             Owners and Management."

      (b)                    "Special Factors -- Interests of Certain
                             Persons in the Merger."

Item 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

"Special Factors -- Interests of Certain Persons in the Merger," "The Special Meeting -- Vote Required; Revocability of Proxies," "The Merger and the Merger Agreement" and "Certain Relationships and Related Transactions."

Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

      (a) and (b)            "Special Factors -- Recommendation of the
                             Board; Reasons for the Merger, Findings of
                             Fairness," "-- Interests of Certain Persons in the Merger" and "The Special Meeting -- Vote
                             Required; Revocability of Proxies."

Item 13.   Other Provisions of the Transaction.

      (a)                    "Appraisal Rights."

      (b) and (c)            Not applicable.

Item 14.   Financial Information.

      (a) "Incorporation of Documents By Reference," "Selected Historical Consolidated Financial Data," "Book Value Per Share" and "Ratio of Earnings to Fixed Charges."

      (b) "Unaudited Pro Forma Condensed Consolidated Financial Data," "Pro Forma Capitalization," "Book Value Per Share" and "Ratio of Earnings to Fixed Charges."

Item 15.   Persons and Assets Employed, Retained or Utilized.

      (a)                    Not applicable.

      (b)                    Not applicable.

Item 16.   Additional Information.

The information set forth in the Proxy Statement and all annexes thereto is incorporated herein by reference in its entirety.

Item 17.   Material to be Filed as Exhibits Separately Included Herewith.

                               SCHEDULE 13E-3

ITEM 1.   ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

      (a) The issuer of the class of equity securities which is the subject of this Statement is Armatron International, Inc., whose principal executive office is located at 2 Main Street, Melrose, MA 02176.

      (b) The title of the equity securities which are the subject of the Rule 13e-3 transaction is common stock, par value $1.00 per share, and 2,459,749 shares of such Common Stock were outstanding as of August 15, 1999. Armatron had approximately 1,078 stockholders of record as of September 1, 1999. The information set forth in the Sections "Market Prices of Common Stock" and "The Special Meeting -- Record Date and Voting" of the Proxy Statement is incorporated herein by reference.

      (c) and (d).   The information set forth in the Section "Market Prices
of Common Stock" of the Proxy Statement is incorporated herein by reference.

      (e)   Not applicable.

      (f) Neither MergerCo, Armatron, Charles J. Housman, Edward L. Housman, the Frank Mitchell Housman Family Trust of 1980 nor the Susan Sohn Family Trust of 1995 has purchased any shares of Common Stock since the commencement of Armatron's second full fiscal year preceding the date hereof. The Housman Realty Trust purchased 6,667 shares of Series A Preferred Stock of Armatron on April 20, 1999. The information set forth in the Sections "Special Factors -- Background of the Merger," "-- Interests of Certain Persons in the Merger" and "Market Prices of Common Stock" of the Proxy Statement is incorporated herein by reference.

ITEM 2.   IDENTITY AND BACKGROUND.

      (a)-(d) and (g).   This Statement is being filed jointly by (i)
Armatron International, Inc., the issuer of the class of equity securities which is the subject of this Rule 13e-3 transaction, (ii) MergerCo, (iii) Charles J. Housman, a director and the President and Chairman of the Board of Armatron, (iv) Edward L. Housman, a director and the President of Automatic Radio International Corp., a wholly owned subsidiary of the Company, (v) the Frank Mitchell Housman Family Trust of 1980 (the "Frank Housman Family Trust"), (vi) the Susan Sohn Family Trust of 1995 (the "Susan Sohn Family Trust"), and (vii) the Housman Realty Trust formed under declaration of trust on June 6, 1969, as amended and restated on January 11, 1990, as filed in the Norfolk County Registry of Deeds, Dedham, Massachusetts (the "Housman Realty Trust"). The Frank Housman Family Trust was established by Frank Housman as an estate planning vehicle for the distribution of his assets upon his death. The trustees of the Frank Housman Family Trust are Charles J. Housman and Edward L. Housman. The Susan Sohn Family Trust was established by Susan Sohn as an estate planning vehicle for the distribution of her assets upon her death. The trustee of the Susan Sohn Family Trust is Charles J. Housman. The purpose of the Housman Realty Trust is to deal in and with, buy, purchase, own, acquire, hold, exchange, convey, sell, lease, sub-lease, rent, mortgage, pledge, encumber, hypothecate, survey, improve, divide, sub-divide, plant, develop, build, construct, alter, remodel, establish, operate, conduct, maintain and/or otherwise dispose of either as principal, agent or broker, land and real estate of every kind, nature, and description of all kinds, personal or mixed property, including, without limiting the foregoing, buildings, machinery, chattel mortgages, real mortgages, negotiable and non-negotiable instruments, securities, chooses in action and other obligations to do and perform all things needful and lawful for carrying out the same. The trustee of the Housman Realty Trust is Malcolm D. Finks, a director of the Company. The information set forth in the Sections "Available Information," "Management of the Company and MergerCo," "Security Ownership of Certain Beneficial Owners and Management -- Pre-Merger Beneficial Ownership" and "MergerCo" of the Proxy Statement is incorporated herein by reference.

      (e) and (f)  Not applicable.   None of the persons or entities with
respect to whom information is required by this item was, during the last five years, convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities, subject to, federal or state securities laws or finding of any violation of such laws.

ITEM 3.   PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

      (a) The information set forth in the Sections "Special Factors -- Background of the Merger" and "-- Interests of Certain Persons in the Merger" of the Proxy Statement is incorporated herein by reference.


      (b) At the Special Meeting held on October 27, 1999, the Merger and the Merger Agreement were approved by holders of two-thirds of the Shares of Common Stock entitled to vote at the meeting. On November 2, 1999, articles of merger were filed with the Secretary of State of Massachusetts. As a result, the Effective Time occurred on November 2, 1999 and MergerCo was merged with and into the Company.


ITEM 4.   TERMS OF THE TRANSACTION.

      (a) and (b)   The information set forth in the Sections "Special
Factors -- Background of the Merger," "-- Interests of Certain Persons in the Merger," "The Merger and the Merger Agreement" and "Merger Financings" of the Proxy Statement is incorporated herein by reference.

ITEM 5.   PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

      (a) and (b)   Not applicable.

      (c) The information set forth in the Section "Management of the Company and MergerCo" of the Proxy Statement is incorporated herein by reference.

      (d) The information set forth in the Sections "Unaudited Pro Forma Condensed Consolidated Financial Data," "Pro Forma Capitalization," "Book Value Per Share," "Security Ownership of Certain Beneficial Owners and Management -- Post Merger Beneficial Ownership" and "Merger Financings" of the Proxy Statement is incorporated herein by reference.

      (e)   Not applicable.


      (f) and (g) The information set forth in the Section "Special Factors -- Certain Effects of the Merger" of the Proxy Statement is incorporated herein by reference. The Merger was consummated on November 2, 1999.


ITEM 6.   SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATIONS.

      (a) The information set forth in the Section "Merger Financings" of the Proxy Statement is incorporated herein by reference.

      (b) The information set forth in the Section "Fees and Expenses" of the Proxy Statement is incorporated herein by reference.

      (c)   Not applicable.

      (d)   Not applicable.

ITEM 7.   PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

      (a) and (c)   The information set forth in Sections "Summary --
Special Factors," "Special Factors -- Background of the Merger," "-- Recommendation of the Board; Reasons for the Merger; Findings of Fairness" and "-- Opinion of Financial Adviser" of the Proxy Statement is incorporated herein by reference.

      (b) The information set forth in Sections "Summary -- Special Factors" and "Special Factors -- Background of the Merger" of the Proxy Statement is incorporated herein by reference.

      (d) The information set forth in Sections "Summary -- Special Factors," "Special Factors -- Background of the Merger," "-- Certain Effects of the Merger," "-- Recommendation of the Board; Reasons for the Merger; Findings of Fairness," "-- Conduct of the Company's Business After the Merger," "-- Material Federal Income Tax Consequences," "-- Interests of Certain Persons in the Merger" and "Unaudited Pro Forma Condensed Consolidated Financial Data" of the Proxy Statement is incorporated herein by reference.

ITEM 8.   FAIRNESS OF THE TRANSACTION.

      (a), (b), (d) and (e)   The information set forth in Sections "Special
Factors -- Background of the Merger, " "-- Recommendation of the Board; Reasons for the Merger; Findings of Fairness" and "-- Opinion of Financial Adviser" of the Proxy Statement is incorporated herein by reference. The Board of Armatron is comprised of Charles J. Housman, Edward L. Housman and Malcolm D. Finks, the trustee of the Housman Realty Trust. The beliefs of these affiliates as to the fairness of the Merger and related transactions are accordingly identical to the belief of the Board of Directors of Armatron.

      (c) The information set forth in the Sections "Special Factors -- Interests of Certain Persons in the Merger" and "The Special Meeting -- Vote Required; Revocability of Proxies" of the Proxy Statement is incorporated herein by reference.

      (f)   Not applicable, no such offer has been received.

ITEM 9.   REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

      (a) and (b)   The information set forth in the Sections "Special
Factors -- Background of the Merger," "-- Opinion of Financial Adviser" and "Appendix B -- Opinion of Gordon Associates Inc." of the Proxy Statement is incorporated herein by reference.

      (c) The Opinion of Gordon Associates Inc., dated April 21, 1999, is included in the information to be circulated to stockholders and shall also be made available for inspection and copying at the principal executive offices of the Company during its regular business hours by any interested stockholder of the Company or his or its representative who has been designated in writing. At the written request of such stockholder, a copy of such opinion will be sent, at the stockholder's expense, to such stockholder or his or its representative.

ITEM 10.   INTEREST IN SECURITIES OF THE ISSUER.

      (a) The information set forth in the Section "Security Ownership of Certain Beneficial Owners and Management" of the Proxy Statement is incorporated herein by reference.

      (b) The information set forth in the Section "Special Factors -- Interests of Certain Persons in the Merger" of the Proxy Statement is incorporated herein by reference.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

      The information set forth in the Sections "Special Factors -- Interests of Certain Persons in the Merger," "The Special Meeting -- Vote Required; Revocability of Proxies," "The Merger and the Merger Agreement" and "Certain Relationships and Related Transactions" of the Proxy Statement is incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

      (a) and (b)   The information set forth in the Sections "Special
Factors -- Recommendation of the Board; Reasons for the Merger; Findings of Fairness," "-- Interests of Certain Persons in the Merger" and "The Special Meeting -- Vote Required; Revocability of Proxies" of the Proxy Statement is incorporated herein by reference.

ITEM 13.   OTHER PROVISIONS OF THE TRANSACTION.

      (a) The information set forth in the Section "Appraisal Rights" of the Proxy Statement is incorporated herein by reference.

      (b) and (c)   Not applicable.

ITEM 14.   FINANCIAL INFORMATION.

      (a) The information set forth in the Sections "Incorporation of Documents by Reference," "Selected Historical Consolidated Financial Data," "Book Value Per Share" and "Ratio of Earnings to Fixed Charges" of the Proxy Statement is incorporated herein by reference.

      (b) The information set forth in the Sections "Unaudited Pro Forma Condensed Consolidated Financial Data," "Pro Forma Capitalization," "Book Value Per Share" and "Ratio of Earnings to Fixed Charges" of the Proxy Statement is incorporated herein by reference.

ITEM 15.   PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

      (a)   Not applicable.

      (b)   Not applicable.

ITEM 16.   ADDITIONAL INFORMATION.

      The information set forth in the Proxy Statement and all annexes thereto is incorporated herein by reference in its entirety.

ITEM 17.   MATERIAL TO BE FILED AS EXHIBITS.

Exhibit Description

      (b)(1) Fairness Opinion of Gordon Associates Inc. dated April 21, 1999 is attached as Appendix B to Proxy Statement (Exhibit (d)).

      (c)(1) Agreement and Plan of Merger dated as of May 7, 1999 by and between Armatron and MergerCo is attached as Appendix A to Proxy Statement (Exhibit (d)).

      (c)(2) Amendment to No. 1 to Agreement and Plan of Merger is attached as Appendix A to Proxy Statement (Exhibit (d)).

      (d)   Proxy Statement.

      (e) Sections 85 through 98 of the Massachusetts Business Corporation Law relating to appraisal rights is attached as Appendix C to Proxy Statement (Exhibit (d)).

                                  SIGNATURE

      After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                       ARMATRON INTERNATIONAL, INC.


Date:  November 5, 1999                By: /s/ Charles J. Housman
                                           --------------------------------
                                               Charles J. Housman
                                               Chairman of the Board
                                               President and Chief Executive
                                               Officer



                                       ARMATRON MERGER CORPORATION


Date:  November 5, 1999                By: /s/ Charles J. Housman
                                           --------------------------------
                                               Charles J. Housman
                                               President

Date: November 5, 1999                     /s/ Charles J. Housman
                                           --------------------------------
                                               Charles J. Housman

Date: November 5, 1999                     /s/ Edward L. Housman
                                           --------------------------------
                                               Edward L. Housman


Date: November 5, 1999                 THE FRANK MITCHELL HOUSMAN
                                       FAMILY TRUST OF 1980


                                       By: /s/ Charles J. Housman
                                           --------------------------------
                                               Charles J. Housman
                                               Trustee

                                       By: /s/ Edward L. Housman
                                           --------------------------------
                                               Edward L. Housman
                                               Trustee



Date: November 5, 1999                 THE SUSAN SOHN FAMILY TRUST
                                       OF 1980

                                       By: /s/ Charles J. Housman
                                           --------------------------------
                                               Charles J. Housman
                                               Trustee


Date: November 5, 1999                 HOUSMAN REALTY TRUST

                                       By: /s/ Malcolm D. Finks
                                           --------------------------------
                                               Malcolm D. Finks
                                               Trustee